Exhibit 99.4

Rigetti Computing Announces Closing of Business Combination with Supernova Partners Acquisition Company II, Ltd.; Begins Trading on Nasdaq Capital Market Today

March 02, 2022 06:30 ET | Source: Rigetti Computing

BERKELEY, Calif., March 02, 2022 (GLOBE NEWSWIRE) — Rigetti Computing (Nasdaq: RGTI) (“Rigetti” or the “Company”), a pioneer in hybrid quantum-classical computing, and Supernova Partners Acquisition Company II, Ltd. (“Supernova”) (NYSE: SNII), a special purpose acquisition company, today announced the completion of their Business Combination (the “Business Combination”). The Business Combination was approved by Supernova’s shareholders at Supernova’s Extraordinary General Meeting held on February 28, 2022. In connection with the closing, Supernova changed its name to “Rigetti Computing, Inc.” Starting this morning, Rigetti’s common stock and warrants will trade on the Nasdaq Capital Market under the ticker symbols “RGTI” and “RGTIW,” respectively.

At the closing of the Business Combination, Rigetti received gross proceeds of approximately $261.75 million. The Company plans to use the net proceeds to accelerate its development of multiple generations of quantum processors, expand its operations, and for general corporate purposes.

Rigetti is on a mission to build the world’s most powerful quantum computers to help solve humanity’s most important and pressing problems. As an industry pioneer, Rigetti has achieved a number of industry firsts, including the first multi-chip quantum processor for scalable quantum computing systems and the most recent commercial launch of its 80-qubit Aspen-M machine, which is the world’s second largest gate-model quantum computer and largest gate-model quantum computer available on Amazon Bracket today. In addition, Rigetti has a growing partnership base and strong portfolio of patents and patents pending up and down the quantum computing technology stack.

“Today marks a key milestone for Rigetti and the quantum computing industry as a whole,” remarked Chad Rigetti, founder and CEO of Rigetti. “We believe this transaction will help us to accelerate our momentum and make strides toward our goal of narrow Quantum Advantage. We are grateful for the unwavering support of our investors, customers, and teammates throughout this process and look forward to keeping everyone up-to-date on our progress in the years ahead.”

Michael Clifton, co-founder of Supernova and now a Rigetti Director, commented, “Rigetti is a trailblazer with technology leadership and the demonstrated ability to innovate. These features, alongside its deep patent portfolio, excellent partnership base, and expected traction with real-world problems, should position it to make critical advances in this transformative technology field. I am excited to support Rigetti as it continues to push forward the boundaries of what’s computationally possible.”

Rigetti believes that quantum computing is not just an incremental advance in computational power, but has the potential to be a phase change. Rigetti further believes its full vertical integration, patented modular chip architecture, superior technical approach, and deep partnership base all set the stage for it to reach key industry milestones. The Company plans to drive further advancements in areas it expects to be most ready for transformative technology.

Advisors

Deutsche Bank Securities Inc. served as exclusive financial advisor to Rigetti. Cooley LLP served as legal counsel to Rigetti. Morgan Stanley & Co. LLC served as exclusive financial advisor to Supernova II. Latham & Watkins LLP served as legal counsel to Supernova II. Morgan Stanley & Co. LLC and Deutsche Bank Securities Inc. served as placement agents to Supernova II for the initial and follow-on round of PIPE financing. Sidley Austin LLP served as counsel to the placement agents.

About Rigetti Computing

Rigetti Computing is a pioneer in full-stack quantum computing. The Company has operated quantum computers over the cloud since 2017 and serves global enterprise, government and research clients through its Rigetti Quantum Cloud Services platform. The Company’s proprietary quantum-classical infrastructure provides ultra-low latency integration with public and private clouds for high-performance practical quantum computing. Rigetti has developed the industry’s first multi-chip quantum processor for scalable quantum computing systems. The Company designs and manufactures its chips in-house at Fab-1, the industry’s first dedicated and integrated quantum device manufacturing facility. Rigetti was founded in 2013 by Chad Rigetti and today employs more than 140 people with offices in the United States, U.K. and Australia. Learn more at www.rigetti.com.

Forward-Looking Statements

Certain statements in this communication may be considered forward-looking statements. Forward-looking statements generally relate to future events and can be identified by terminology such as “pro forma”, “may”, “should”, “could”, “might”, “plan”, “possible”, “project”, “strive”, “budget”, “forecast”, “expect”, “intend”, “will”, “estimate”, “anticipate”, “believe”, “predict”, “potential” or “continue”, or the negatives of these terms or variations of them or similar terminology. Such forward-looking statements are subject to risks, uncertainties, and other factors which could cause actual results to differ materially from those expressed or implied by such forward looking statements. These forward-looking statements are based upon estimates and assumptions that, while considered reasonable by Supernova and its management, and Rigetti and its management, as the case may be, are inherently uncertain. Factors that may cause actual results to differ materially from current expectations include, but are not limited to: the ability of quantum computing to potentially be a phase change and the potential relative power of quantum computers to the global cloud; Rigetti’s ability to make critical advances in the quantum computing field, push forward the boundaries of what is computationally possible, drive further advancements and reach key industry milestones; the outcome of any legal proceedings that may be instituted against Supernova, Rigetti, the combined company or others with respect to the Business Combination or other matters; the ability to meet stock exchange listing standards; the risk that the Business Combination disrupts current plans and operations of Rigetti; the ability to recognize the anticipated benefits of the Business Combination, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably, maintain relationships with customers and suppliers and retain its management and key employees; costs related to the business combination and operating as a public company; changes in applicable laws or regulations; the possibility that the combined company may be adversely affected by other economic, business, or competitive factors; Rigetti’s estimates of expenses and profitability; the evolution of the markets in which Rigetti competes; the ability of Rigetti to execute on its technology roadmap; the ability of Rigetti to implement its strategic initiatives, expansion plans and continue to innovate its existing services; the impact of the COVID-19 pandemic on Rigetti’s business; and other risks and uncertainties set forth in the section entitled “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” in the registration on Form S-4 and other documents filed by the Company from time to time with the Securities and Exchange Commission. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and the Company assumes no obligation and does not intend to update or revise these forward-looking statements. The Company does not give any assurance that it will achieve its expectations.